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EXHIBIT 32


                           SECTION 1350 CERTIFICATION

      In connection with the quarterly report of Continan Communications, Inc. ("Company") on Form 10-QSB for the quarter ended March 31, 2007 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 21, 2007                             /s/ Claude C. Buchert
                                                ---------------------
                                                Claude C. Buchert,
                                                Chief Executive Officer


Dated: May 21, 2007                             /s/ Ross A. Nordin
                                                ------------------
                                                Ross A. Nordin,
                                                Chief Financial Officer